CONFIDENTIAL

IMPORTANT -- READ THIS DOCUMENT CAREFULLY AND COMPLETE AS
INDICATED.  FORWARD THIS COMPLETED AND SIGNED DOCUMENT TO FUTURE
TECHNOLOGIES, INC. AT THE ADDRESS SHOWN BELOW.

          INVESTMENT LETTER AND SUBSCRIPTION AGREEMENT

Future Technologies, Inc.
11900 Wayzata Blvd.
Suite 100
Minneapolis, Minnesota 55305

Gentlemen:

The undersigned ("Subscriber") desires to acquire ___________ common shares ("the Shares") from Future Technologies, Inc. ("the Company") in exchange for all of the capital shares owned by the Subscriber in SE Global Equities Inc. ("SEG") and hereby subscribes for the number of common shares set forth above, upon the terms and conditions set forth below:

I (We) herewith tender to the Company _________ shares of SEG ("SEG Shares") duly endorsed for transfer to the order of Future Technologies Inc., which are all of the capital shares of SEG owned of record and beneficially by the Subscriber. I acknowledge that this subscription is contingent upon acceptance in whole or in part by the Company.

I (We) hereby represent and certify as follows:

1.) I (We) understand an investment in the Shares involves a high degree of risk and is highly speculative.

2.) I (We) have been fully informed to my complete satisfaction concerning the organizational aspects, business, current operations, finances, and all other matters that I consider significant for the purpose of making an investment decision with respect to the Company. I have had the opportunity of discussing the Company and its affairs with members of management, of reviewing such documents and records as I consider appropriate, and have received all information that I have requested with respect to the Company. I am aware of the Company's current limited cash position, and I am aware that the Company is an early developmental stage company. I am fully aware of all of the risks involved in purchasing shares of the Company's common stock.

3.) I (We) understand that, the Company has generated no sales to date and that there is no assurance that the Company will be profitable in the future. I have been afforded access to such information concerning the Company as has been requested and such materials were sufficient to enable me to arrive at a reasoned investment decision with respect to an investment in the Shares.

4.) I (We) understand that there is currently a limited market for the Company's common stock and that there can be no assurance that an active market will ever exist. I realize that I must bear the economic risk of an investment in the Shares for an indefinite period of time because the common shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and have not been registered or qualified under the applicable securities laws of any state in the United States, and are being issued in reliance upon the truth and accuracy of the representations made herein with respect to my investment intent and suitability as an investor. I understand that they many not be sold or transferred without registration under the Act, or qualification or registration under the applicable state securities laws, unless there is an exemption from such registration or qualification then available, and I consent to having a legend printed on the Shares to that effect. I will receive "restricted" shares of the Company which can only be resold in compliance with federal and state securities law. I understand that under Rule 144 such shares would have a two-year minimum holding period requirement.
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5.) I am (We are) purchasing the Shares for my personal account and for investment and without the intention of reselling or redistributing the same; I have made no agreement with others regarding any of the Shares and my financial condition is such that it is not likely that it will be necessary to dispose of any of the Shares in the foreseeable future. I am aware that in the view of the Securities and Exchange Commission and state agencies that administer state securities laws, a purchase of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged as security, would represent an intent inconsistent with the representations set forth above. I further represent and agree that if, contrary to the foregoing intentions, I should later desire to dispose of or transfer any of the Shares in any manner, I shall not do so without first obtaining (a) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer lawfully may be made without the registration of the Shares for such purpose pursuant to the Act and applicable state securities laws or (b) such registrations (it being expressly understood that the Company shall not have any obligations to register such securities for such purpose).

6.) I am (We are) aware that you may sell the Shares to me only if I qualify according to the express standards stated herein. I
(We) represent and warrant that either:

(i) meet one or more of the following standards of an "Accredited Investor," as such term is defined in Rule
501(a) of Regulation D (initial all applicable provisions):

               (a)  Any director, executive officer or
               general partner of the issuer, or any
               director, executive officer or general
               partner of a general partner of the issuer.
               Rule 501(a)(4).

               (b)  Any natural person whose individual net
               worth or joint net worth with that person's spouse at the time of purchase exceeds
               $1,000,000.  Rule 501(a)(5)

               (c) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year. Rule 501(a)(6).
or

(ii) I (We) have such knowledge and experience in financial and business matters as to be able to evaluate the risks and merits of an investment in the Shares.

7.) I (We) undertake to complete all formalities necessary to effect the transfer of the SEG Shares to the Company in compliance with this agreement.

8.) I (We) understand that other persons may be offered share subscriptions at various prices at the discretion of the Board of Directors of the Company.

9.) I (We) represent and warrant that all of the foregoing information is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to this subscription being accepted, I will immediately provide the Company with such information. I agree to provide such additional information as the Company may request concerning my qualifications.

10.) If I am (we are) not a resident of the United States of America, I (we) hereby represent and covenant the following:

     (a) I am (We are) am not a U.S. person as that term is defined under Regulation S promulgated under the Act and have accurately ser forth my (our) address.

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     (b)  I am (We are) outside the United States as of the date of the execution and delivery of this Agreement.

     (c) I am (We are) purchasing the Shares for my (our) own account and not on behalf of any U.S. person, and I am (we are) the sole beneficial owner of the Shares, and have not pre-arranged any sale with purchasers in the United States.

     (d) I (We) acknowledge that the Shares have not been registered under the Act and agree that all offers and sale of the Shares prior to the expiration of a period commencing on the date of the closing of this offering by the Company and ending one-year thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provision under the Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made only pursuant to such registration or to such exemption from registration. I (We) acknowledge that the Shares are "restricted securities" within the meaning of Rule 144 under the Act.

     (e) I (We) understand that U.S. securities laws restrict the transferability of the Shares and that legends will be placed on the certificate(s) representing the Shares to the following effect:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND SUCH SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE 1933 ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION AS CONFIRMED IN AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, OR (3) PURSUANT TO A REGISTRATION STATEMENT FILED UNDER THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE LAW.

11.) I (We) wish to have the Shares issued in the following type of ownership (check one):

_____ Individual Ownership       ______Joint Tenants with Right of Survivor-
                                        ship (both parties must sign)

______ Trust or Estate (describe _______   Other (describe on separate page)
       and enclose authority)

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Dated:   _______                  Dated:   _______

_________________________          __________________________
Signature                          Signature


_________________________          __________________________
Name Printed or Typed              Name Printed or Typed


Residence Address:                 Mailing Address:
_________________________          __________________________
_________________________          __________________________
_________________________          __________________________


Tax Identification or              Telephone Number
Social Security Number:            (Business and Home)
___________________________        __________________________ [Business]
                                   __________________________ [Home]


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ACCEPTANCE OF SUBSCRIPTION


This Subscription Agreement is accepted as of ______________________, 2000.

     With respect to acceptance of a subscription for any person not resident in the United States of America, the Company hereby represents and covenants the following:

     (a) In regard to this transaction, the Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has the Company conducted any general solicitation in relation to the offer and sale of the Shares to persons resident within the United States or elsewhere.

     (b) The Company, upon the acceptance hereof, is bound to refuse to effect any transfer of the Shares not made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the Act, or pursuant to an exemption from registration.

Future Technologies, Inc.

By: __________________________________

Its: _________________________________

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